                                                                    EXHIBIT 10.1




                               PJ AMERICA, INC.


                         REGISTRATION RIGHTS AGREEMENT







                               ___________, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                             PAGE
                                                             ----
1.   Certain Definitions.................................     1
     1.1  Affiliates.....................................     1
     1.2  Common Shares..................................     1
     1.3  Person.........................................     1
     1.4  Register; Registered; Registration.............     2
     1.5  Registrable Shares.............................     2
     1.6  Registration Expenses..........................     2
     1.7  Rule 144.......................................     2
     1.8  Securities Act.................................     2
     1.9  Selling Expenses...............................     2

2.   Transferability.....................................     2
     2.1  Restrictions on Transferability................     2
     2.2  Restrictive Legend.............................     3
     2.3  Notice of Proposed Transfers...................     3

3.   Registration Rights.................................     4
     3.1  Piggy-Back Rights on PJ Registration...........     4
     3.2  Holdback Agreement.............................     5
     3.3  Expenses of Registration.......................     5
     3.4  Registration Procedures........................     6
     3.5  Indemnification................................     7
     3.6  Information by Shareholders Group..............     9
     3.7  Rule 144 Reporting.............................     9
     3.8  Termination of PJ's Obligations................    10

4.   No Transfer of Registration Rights..................    10

5.   Miscellaneous.......................................    10
     5.1  Governing Law..................................    10
     5.2  Counsel........................................    10
     5.3  Delays or Omissions............................    10
     5.4  Entire Agreement...............................    10
     5.5  Binding Effect.................................    10
     5.6  Notices........................................    11
     5.7  Headings.......................................    11
     5.8  Counterparts...................................    11
     5.9  Severability of Provisions.....................    11
     5.10 Exhibits.......................................    12
     5.11 Number; Gender.................................    12
     5.12 Amendment......................................    12

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into this ____ day of ____, 1996, by and between PJ AMERICA, INC., a Delaware corporation ("PJ"), and the individuals identified on the signature page hereof (the "Shareholders Group").


     RECITALS:

     A. On the date hereof, PJ issued _________shares of its common stock, $0.01 par value per share ("Common Stock"), to the Shareholders Group pursuant to the terms of that certain Agreement and Plan of Merger dated as of July 10, 1996 (the "Merger Agreement").

     B. PJ has filed a Registration Statement of Form S-1 with the Securities and Exchange Commission (the "Commission") in connection with the initial public offering of shares of its Common Stock (the "IPO").

     C. PJ and the members of the Shareholders Group desire to set forth in a single agreement the registration rights to be granted to the members of the Shareholders Group incident to their acquiring shares of PJ's common stock.

     AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          1.1 AFFILIATES. "Affiliates" shall mean any person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

          1.2 COMMON SHARES. "Common Shares" shall mean the shares of PJ's Common Stock issued to the Shareholders Group pursuant to the Organization Agreement.

          1.3 PERSON. "Person" shall mean any individual, partnership, corporation, trust or other entity.

          1.4 REGISTER; REGISTERED; REGISTRATION. "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          1.5 REGISTRABLE SHARES. "Registrable Shares" shall mean (i) the Common Shares, and (ii) all shares of PJ's Common Stock issued as a dividend on, or other distribution with respect to, or in exchange or in replacement of, the Common Shares, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Shares), any Registrable Shares sold or otherwise disposed of by a member of the Shareholders Group, including, without limitation, any sale or other disposition in a registration pursuant to this Agreement or in any transaction pursuant to Rule 144 (as defined herein).

          1.6 REGISTRATION EXPENSES. "Registration Expenses" shall mean all expenses incurred by PJ in complying with Sections 3.1, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for PJ, blue sky fees and expenses, and the expense of any special consents, advice or similar audit services of independent auditors incident to or required by any such registration (but excluding the compensation of regular employees of PJ which shall be paid in any event by PJ).

          1.7 RULE 144. "Rule 144" shall mean 17 CFR (S) 230.144 as promulgated by the Commission pursuant to the Securities Act.

          1.8 SECURITIES ACT. The "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.9 SELLING EXPENSES. "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of shares of PJ's Common Stock, including Registrable Shares, in any sale pursuant to a Registration by PJ pursuant to this Agreement.

     2.   TRANSFERABILITY.

          2.1 RESTRICTIONS ON TRANSFERABILITY. The Common Shares shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act, or, in the case of Section 3.7 hereof, to assist in an orderly distribution.

          2.2 Restrictive Legend. Each certificate representing the Common Shares or securities issued in respect of the Common Shares, shall (unless otherwise permitted by the provisions of Section 23 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES ARE "RESTRICTED SECURITIES" AS DEFINED IN THE RULE 144 PROMULGATED UNDER THE ACT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (ii) IN COMPLIANCE WITH RULE 144 AND AN EXEMPTION UNDER APPLICABLE STATE SECURITIES LAWS, OR (iii) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER OR DISTRIBUTION.

          2.3 Notice of Proposed Transfers. Prior to any proposed transfer of any Common Shares, unless there is an effective registration statement under the Securities Act covering the proposed transfer, a member of the Shareholders Group who desires to transfer any Common Shares shall give written notice to PJ of its intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except that the requirements set forth in the balance of this sentence need not be complied with where the proposed transaction complies with Rule 144 so long as PJ is furnished with evidence of compliance with such rule) by either (i) an unqualified written opinion of legal counsel which shall be reasonably satisfactory to PJ addressed to PJ's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration of the Securities Act, (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) such other showing that may be reasonably satisfactory to legal counsel to PJ, whereupon such member of the Shareholders Group shall be entitled to transfer such Restricted Securities in accordance with the terms of a notice delivered to PJ. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 22., except that such certificate shall not bear such restrictive legend if in the opinion of counsel for PJ such legend is not required in order to establish compliance with any provisions of the Securities Act or applicable state securities laws.

     3.   Registration Rights.

          3.1  Piggy-Back Rights on PJ Registration.

               a. Grant of Piggyback Registration Rights. If PJ shall, at any time and from time to time, propose to register any of its Common Stock for its own account, in connection with an underwritten public offering of Common Stock solely for cash (other than a registration statement filed on Form S-4 or any other form filed in connection with any acquisition, merger, consolidation or stock exchange, a registration statement filed solely in connection with director or employee benefit plans of PJ, or PJ's IPO) PJ shall:

                   i. give written notice as promptly as practicable of the proposed registration to the Shareholders Group (which shall include a list of the jurisdictions in which PJ intends to attempt to qualify such Common Stock under the applicable Blue Sky or other state securities laws); and

                   ii. include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Shares specified in a written request or requests by the Shareholders Group to PJ, made within 20 days after receipt of such written notice from PJ.

     Notwithstanding anything herein to the contrary, PJ may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of the Shareholders Group, abandon the proposed registration in which the Shareholders Group had requested to participate.

               b. Underwriting. If the registration of which PJ gives notice is for a registered public offering involving an underwriting, PJ shall so advise the Shareholders Group as a part of the written notice given pursuant to
Section 3.1.a.i. In such event the right of Shareholders Group to register its Registrable Shares pursuant to Section 3.1 shall be conditioned upon the Shareholders Group's participation in such underwriting and the inclusion of their Registrable Shares in the underwriting to the extent provided herein. The Shareholders Group shall (together with PJ and any other stockholders (hereinafter, the "Additional Selling Stockholders") proposing to offer and sell their shares of PJ Common Stock through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by PJ. Notwithstanding any other provision of this Section 31, if the managing underwriter or underwriters determine that such offering would be materially adversely affected by inclusion in such underwriting of all of the Registrable Shares requested by the Shareholders Group, the managing underwriter or underwriters may exclude a portion of such Registrable Shares from such registration and underwriting. PJ shall so advise the Shareholders Group of the managing underwriter's or underwriters' determination to exclude a portion of the Registrable Shares from such registration and underwriting within five days after the Shareholders Group delivers its request pursuant to Section 3.1.b., and the number of shares of Common Stock of PJ that may be included in the registration and underwriting shall be allocated among the Shareholders Group and the Additional Selling Stockholders in proportion, as nearly as practicable, to the respective amounts of shares of Common Stock of PJ owned by the Shareholders Group and each of the Additional Selling Stockholders at the time of filing the registration statement. No Registrable Shares excluded from the underwriting by reason of the managing underwriter's or underwriters' determination shall be included in such registration. If the Shareholders Group disapproves of the terms of any such underwriting, they may elect to withdraw therefrom all or a portion of the Registrable Shares included in their request for registration by written notice to PJ and the managing underwriter or underwriters, and the Registrable Shares so withdrawn from the underwriting shall also be withdrawn from such registration. If, however, one or more Additional Selling Stockholders withdraw shares of Common Stock from the underwriting and registration, and by virtue of such withdrawal of such shares and the Shareholder Group's withdrawal of Registrable Shares from such registration, a greater number of shares of Common Stock may be included in such registration (up to the maximum of any limitation imposed by the managing underwriter or underwriters), then PJ shall offer to the members of the Shareholders Group and the Additional Selling Stockholders who have elected to include their shares of Common Stock in the registration the right to include additional shares of Common Stock, as applicable, in the registration in the same proportions as were used above in determining the underwriter limitation.

          3.2 Holdback Agreement. The Shareholders Group agrees, that upon request of PJ or the managing underwriter or underwriters in any underwritten offering of any such Registrable Shares, not to make or cause any offering, sale or other disposition, directly or indirectly, of any Common Shares (or any other securities of PJ) without the prior approval of the underwriters for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by PJ or the managing underwriter or underwriters. In addition, the Shareholders Group agrees, that upon request of PJ or the managing underwriter or underwriters in any underwritten offering and registration of shares of Common Stock (or other securities of PJ) in which the Shareholders Group (having been given notice and the opportunity as required by Section 3.1) declines to participate, not to make or cause any offering, sale or other disposition, directly or indirectly, of any Common Shares or any other securities of PJ held by them (other than any such Common Shares sold or otherwise disposed of pursuant to a previously registered and underwritten offering) without the prior approval of the managing underwriter or underwriters (but not to exceed a period of time from the effective date of such registration as the managing underwriter or underwriters shall have requested of all "affiliates" (as defined in Rule 144) of PJ).

          3.3  Expenses of Registration.  All Registration Expenses incurred in
connection with registrations under Section 3.1 shall be borne by PJ.   All
Selling Expenses incurred in connection with any registration under Section 3.1 shall be borne by the members of the Shareholders Group and each Additional Selling Stockholder who participates in the registration pro rata on the basis of the number of shares of Common Stock registered by each member of the Shareholders Group and the Additional Selling Stockholders, respectively. The Shareholders Group shall pay the fees and expenses of their legal counsel, but if and only to the extent that such legal counsel is in addition to counsel as may be retained to represent PJ and the Shareholders Group in connection with any registration or other matter relating to this Agreement.

          3.4 Registration Procedures. In each registration effected by PJ pursuant to this Section 3, PJ will keep the Shareholders Group advised in writing as to the initiation of each such registration and as to the completion thereof. At its expense, PJ will:

                   i. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                   ii. furnish to the Shareholders Group such numbers of copies of a prospectus, including a preliminary prospectus, that conforms to the requirements of the Securities Act, the registration statement, and such other documents (including any exhibits thereto or documents referred to therein) as the Shareholders Group may reasonably request in order to facilitate the disposition of the Registrable Shares owned by it;

                   iii. in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriter of such offering. Each member of the Shareholders Group participating in such underwriting shall also enter into and perform such member's obligations under such an underwriting agreement;

                   iv. at the closing, furnish unlegended certificates representing ownership of the Registrable Shares being sold in such denominations as the members of the Shareholders Group participating in the registration or the managing underwriter or underwriters shall request;

                    v. instruct the transfer agent and registrar to release any stop transfer order with respect to the Registrable Shares being sold;

                    vi. promptly notify the Shareholders Group of the happening of any event as a result of which any registration statement or any preliminary prospectus or the prospectus included in such registration statement, as then in effect, or any other offering document, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and prepare and furnish to the Shareholders Group as many copies of a supplement to or an amendment of such offering document which shall correct such untrue statement or eliminate such omission, as the Shareholders Group shall request; and

                   vii. take such actions and execute and deliver such other documents as may be necessary to give full effect to the rights of the Shareholders Group under this Agreement.

          3.5  Indemnification.

               a. PJ Indemnity. In the case of each registration contemplated by this Agreement, PJ will indemnify each member of the Shareholders Group, each underwriter and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by PJ of any federal, state or common law made or regulation applicable to PJ in connection with any such registration, qualification or compliance, and will reimburse each member of the Shareholders Group, the underwriter, and each person controlling the underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, that PJ will not be liable, and shall have no indemnification obligation hereunder, in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to PJ by an instrument duly executed by such member of the Shareholders Group, and stated to be specifically for use therein.

               b. Indemnity by Shareholders Group. Each member of the Shareholders Group will, if Registrable Shares held by such member are included in the securities as to which such registration is being effected, indemnify PJ, each of its officers and directors, each underwriter and each person who controls any underwriter, and each person, if any, who controls PJ or any such underwriter within the meaning of Section 15 of the Securities Act, and each person affiliated with or retained by PJ and who may be subject to liability under any applicable securities laws, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act or other federal or state law, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse PJ, such directors, officers, persons, underwriters or control persons, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written informa-tion furnished to PJ by an instrument duly executed by such member and stated to be specifically for use therein.

               c.   Procedure for Indemnification.

                    i.  Each party entitled to indemnification under this
Section 3.5.c. (the "Indemnitee") shall give notice to the party required to provide indemnification (the "Indemnitor") promptly (within 20 days if a third party has commenced actual litigation against the Indemnitee) after such Indemnitee has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnitor, at the Indemnitor's cost, to assume the defense of any such claim or any litigation resulting therefrom, provided that the Indemnitor acknowledges in writing to the Indemnitee its indemnification obligation hereunder to fully indemnify the Indemnitee and that counsel for the Indemnitor, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnitee (whose approval shall not unreasonably be withheld). Such notice shall specify in reasonable detail the facts known to the Indemnitee giving rise to such indemnification rights and, if possible, an estimate of the amount of liability which could result therefrom. The right of the Indemnitee to indemnification hereunder shall be deemed agreed to unless, within ten days after the receipt of such notice, the Indemnitee is notified in writing by the Indemnitor that it disputes the right to indemnification as set forth in such notice. Failure by the Indemnitor to notify the Indemnitee of the Indemnitor's election to defend such action within ten days after notice thereof shall have been given to the Indemnitor, or notification to the Indemnitee by the Indemnitor that the Indemnitee's right to indemnification is being disputed, shall be deemed a waiver by the Indemnitor of its right to defend such action. If the Indemnitee shall be so notified of such dispute of such right to indemnification, the dispute resolution procedures of Section 13.7 of the Merger Agreement shall apply. In any action defended by the Indemnitor, the Indemnitee may participate in such defense at such party's expense; provided, however, that the Indemnitor shall bear the expense of such defense of the Indemnitee if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnitee to give notice as provided herein shall relieve the Indemnitor of its obligations under this Section 3.5.c. only to the extent that such failure to give notice shall materially adversely prejudice the Indemnitor in the defense of any such claim or any such litigation. No Indemnitor, in the defense of any such claim or litigation, shall, except with the consent of each Indemnitee, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such claim or litigation.

                   ii. If the Indemnitor shall not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against such claim or litigation in such manner as it may deem appropriate. The Indemnitee may settle such claim or litigation on such terms as it may deem appropriate and the Indemnitor shall promptly reimburse the Indemnitee for the amount of such settlement, and all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against, or settlement of, such claim or litigation. If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or in such litigation, and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense against such claim or litigation. Notwithstanding the foregoing, if the Indemnitor has disputed the Indemnitee's right to indemnification in accordance with the provisions of
Section 3.5.c.i., the Indemnitor shall not be obligated to pay the Indemnitee the amounts provided for in this Section 3.5.c.ii until such dispute has been resolved and it has been determined that the Indemnitor is required to make such indemnification.

          3.6 Information by Shareholders Group. Each member of the Shareholders Group who elects to participate in the registration shall furnish to PJ such information regarding such member and, as necessary, such member's Affiliates and the distribution proposed by such member as PJ may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.6.

          3.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of PJ, PJ agrees to:

               a. use its reasonable best efforts to facilitate the sale of the Restricted Securities to the public, without registration under the Securities Act, pursuant to Rule 144, provided that this shall not require PJ to file reports under the Securities Act and the Securities and Exchange Act of 1934, as amended ("Exchange Act") at any time prior to PJ's being otherwise required to file such reports;

                b. make and keep public information available, as those terms are understood and defined in Rule 144 at all times after 90 days after the effective date of the first registration under the Securities Act filed by PJ for an offering of its securities to the general public;

                c. use its reasonable best efforts to then file with the Commission in a timely manner all reports and other documents required of PJ under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                d. so long as any member of the Shareholders Group owns any Restricted Securities, to furnish to such members of the Shareholders Group forthwith upon request a written statement by PJ as to the compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by PJ for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of PJ, and such other reports and documents so filed by PJ as such members may reasonably request in availing themselves of any rule or regulation of the Commission allowing such members of the Shareholders Group to sell any such securities without registration.

          3.8 Termination of PJ's Obligations. The obligation of PJ to register the Registrable Shares pursuant to Section 3.1 of this Agreement shall expire on the earlier of (i) the date when the members of the Shareholders Group cease beneficially to own any Registrable Shares, or (ii) the date which is the fifth anniversary of the date the registration statement for the IPO is declared effective by the Commission.

     4. No Transfer of Registration Rights. The registration rights granted under Section 3.1 may not be assigned or otherwise conveyed by the members of the Shareholders Group.

     5.   Miscellaneous.

          5.1 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

          5.2 Counsel. PJ shall select and employ legal counsel to represent the parties in the registration of shares of Common Stock under this Agreement. If, in the judgment of the Shareholders Group, it would be appropriate to do so, the Shareholders Group may select counsel to represent it in connection with the registration. The Shareholders Group shall be solely responsible for the fees and expenses of any separate counsel so selected, and PJ shall have no responsibility or liability whatsoever with respect thereto.

          5.3 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Shareholders Group, or any member thereof, upon any breach or default by PJ under this Agreement, shall impair any such right, power or remedy of the Shareholders Group, or any of its members, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Shareholders Group, or any member thereof, or any breach or default under this Agreement, or any waiver on the part of the Shareholders Group, or any of its members, of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Shareholders Group, or any of its members, shall be cumulative and not alternative.

          5.4 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof.

          5.5 Binding Effect. All of the terms, provisions and conditions hereof shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, personal representatives, successors and assigns. Nothing in this Agreement shall entitle any person to any claim, cause of action, remedy or right of any kind.

          5.6 Notices. All notices and other communications required or permitted hereunder shall be sufficiently given if in writing and personally delivered against a written receipt, if delivered to a reputable express messenger service (such as Federal Express, UPS or DHL Carrier) for overnight delivery, when transmitted by confirmed telephone facsimile (fax) or sent by registered, express or certified U.S. mail, postage prepaid, addressed as follows:


     To PJ:                       PJ America, Inc.
                                  9109 Parkway East
                                  Birmingham, Alabama  35206
                                  Attention: Douglas S. Stephens, President
                                             and Chief Executive Officer

     If to Shareholders Group:    To the addresses set forth on the attached
                                  Exhibit A


or to such other address as either party hereto shall furnish to the other in writing. Notices shall be deemed given when personally delivered, when delivered to an express messenger service, when transmitted by confirmed fax or when deposited in the U.S. mail in accordance with the foregoing provisions. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of personal delivery, the date of delivery by a reputable messenger service, the date on the confirmation of a fax, or the date on the return receipt, as applicable.

          5.7 Headings. The headings in this Agreement are included for purposes of convenience only and shall not be considered a part of the Agreement in construing or interpreting any provision hereof.

          5.8 Counterparts. This Agreement may be executed in counterparts and each such executed counterpart shall be deemed an original instrument. It shall not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts.

          5.9 Severability of Provisions. If any provision of this Agreement or the application thereof to any person or entity or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or entities or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

          5.10 Exhibits. All Exhibits to this Agreement shall be deemed to be incorporated herein by reference and made a part hereof as if set out in full herein.

          5.11 Number; Gender. Unless the context clearly states otherwise, the use of the singular or plural in this Agreement shall include the other and the use of any gender shall include all others.

          5.12 Amendment. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto and any of the terms, provisions and conditions hereof may be waived, only by a written instrument signed by the waiving party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              PJ AMERICA, INC.


                              By:
                                    ------------------------------------------
                                    Douglas S. Stephens, President and
                                    Chief Executive Officer


                              THE SHAREHOLDERS GROUP:




                                    ------------------------------------------
                                    MICHAEL M. FLEISHMAN



                                    ------------------------------------------
                                    FRANK M. KEENER



                                    ------------------------------------------
                                    STEPHEN P. LANGFORD



                                    ------------------------------------------
                                    RICHARD F. SHERMAN



                                    ------------------------------------------
                                    DOUGLAS S. STEPHENS

                                    ------------------------------------------
                                    ADRIAN OWENS



                                    ------------------------------------------
                                    ROBERT W. CURTIS, JR.



                                    ------------------------------------------
                                    PAMELA M. BAKER



                                    ------------------------------------------
                                    MICHAEL J. GRISANTI



                                    ------------------------------------------
                                    KARA HART



                                    ------------------------------------------
                                    MARCINE HART



                                    ------------------------------------------
                                    MARTIN T. HART



                                    ------------------------------------------
                                    JACK A. LAUGHERY




                                    ------------------------------------------
                                    MARTHA C. LAUGHERY



                                    ------------------------------------------
                                    LISA I. O'CONNELL



                                    ------------------------------------------
                                    JAMES REIKEL

                                    ------------------------------------------
                                    CYNTHIA A. SAUNDERS



                                    ------------------------------------------
                                    STEPHEN M. SAUNDERS



                                    ------------------------------------------
                                    MERIDA L. SHERMAN



                                    ------------------------------------------
                                    NICHOLAS H. SHERMAN